Statement of Changes in Net Assets Available For Benefits - EBP 003 - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Interest and dividends	$ 13,176	$ 13,198
Net appreciation in fair value of investments	200,854	168,846
Total investment income	214,030	182,044
Interest income from notes receivable from participants	1,637	1,456
Contributions:
Participant	51,323	52,754
Employer	50,702	48,631
Total contributions	102,025	101,385
Total additions	317,692	284,885
DEDUCTIONS:
Distributions to participants	176,945	168,286
Fees	791	726
Total deductions	177,736	169,012
INCREASE IN NET ASSETS	139,956	115,873
NET ASSETS AVAILABLE FOR BENEFITS-Beginning of the year	1,474,125	1,358,252
NET ASSETS AVAILABLE FOR BENEFITS-End of the year	$ 1,614,081	$ 1,474,125